UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported):  December 16, 2013

Z TRIM HOLDINGS, INC.
________________________________________________________________________

(Exact name of registrant as specified in its charter)

Illinois                                                              001-32134                                                                                                   36-4197173
(State or other jurisdiction of incorporation)                                                                 (Commission  File Number)                                                    (I.R.S. Employer Identification No.)

1011 Campus Drive, Mundelein, IL                                                                                                        60060
(Address of principal executive offices)                                                                                                    (Zip Code)

Registrant’s telephone number, including area code:  (847) 549-6002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On December 16, 2013, Z Trim Holdings, Inc. (the “Company” or “Z Trim”), announced that it has entered into a strategic alliance agreement (the “Agreement”) with a leading global specialty food products company (“Specialty Food Products Company”), to explore opportunities for the development and commercialization of new applications for Z Trim’s technology and cellulosic materials in the food industry, including using Z Trim’s exclusive processes in conjunction with the Specialty Food Products Company’s existing products portfolio. A copy of the press release is being furnished as Exhibit 99.1 hereto.

Pursuant to the terms of the Agreement, the parties are to discuss ways to allow for:  the Specialty Food Products Company to license the Company’s technology, Z Trim to manufacture products for the Specialty Food Products Company, the Specialty Food Products Company to manufacture products for one or both companies, and for the Specialty Food Products Company to distribute/sell products manufactured by either company.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Z Trim Holdings, Inc., issued December 16, 2013.

*     *     *     *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2013                                                    Z TRIM HOLDINGS, INC.
(Registrant)

By:           /s/ Steve Cohen
Steve Cohen
Chief Executive Officer